United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 30, 2021

Date of Report (Date of earliest event reported)

Frontier Investment Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-257033	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman, Cayman Islands	E9 KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 351-3367

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	FICV	The Nasdaq Capital Market
Warrants	FICVW	The Nasdaq Capital Market
Units	FICVU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2021, the registration statement (File No. 333-257033) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Frontier Investment Corp (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated June 30, 2021, by and between the Company, J.P. Morgan Securities LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Insider Letter Agreements, dated June 30, 2021, by and among the Company and its officers, directors, and Frontier Disruption Capital (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated July 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Registration Rights and Shareholder Agreement, dated June 30, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated as of June 30, 2021, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.4 and incorporated herein by reference.

●

Private Placement Warrant Purchase Agreement dated as of June 30, 2021 by and between the Company and the sponsor, Frontier Disruption Capital, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Administrative Support Services Agreement dated July 6, 2021 by and between the Company and Frontier Disruption Capital, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

On July 6, 2021 the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”) and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

As of July 6, 2021, a total of $200,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of July 6, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor, Frontier Disruption Capital purchased 6,125,000 private warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Warrants, generating total proceeds of $6,125,000. Each Private Placement Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, and are subject to transfer restrictions. The Private Placement Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The holders of the Private Placement Warrants were granted certain demand and piggyback registration rights in connection with the Private Placement. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On June 29, 2021, in connection with the IPO, the Company filed its Amended and Restated Articles of Association with the Cayman Islands General Registry. The terms of the Amended and Restated Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Articles and Memorandum of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On July 1, 2021, Frontier Investment Corp issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 7, 2021, Frontier Investment Corp issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 30, 2021, by and between the Company and J.P. Morgan Securities LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association of the Company

4.1	Warrant Agreement, dated July 6, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Insider Letter Agreements, dated June 30, 2021, by and among the Company and its officers, directors, the Sponsor and the other parties named therein

10.2	Investment Management Trust Agreement, dated July 6, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated July 6, 2021, by and among the Registrant and certain security holders

10.4	Indemnity Agreements, each dated as of June 30, 2021, by and between the Registrant and each of the officers and directors of the Registrant

10.5	Private Placement Warrant Purchase Agreement dated as of June 30, 2021 by and between the Company and Frontier Disruption Capital

10.6	Administrative Support Services Agreement dated as of July 6, 2021 by and between the Company and Frontier Disruption Capital

99.1	Press Release dated July 1, 2021

99.2	Press Release dated July 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2021

FRONTIER INVESTMENT CORP

By:	/s/ Asar Mashkoor
Name:	Asar Mashkoor
Title:	Chief Executive Officer